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                                                                   Exhibit 10.11

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PENNSYLVANIA HIGHER EDUCATION                                    LENDER AGREEMENT FOR GUARANTEE OF
ASSISTANCE AGENCY LOAN GUARANTY                                  STUDENT LOANS WITH FEDERAL
AGREEMENT                                                        REINSURANCE (for loans to students and parents of
                                                                 students pursuant to the Higher Education Act of 1965.
                                                                 as amended)

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WHEREAS    Star Bank, N.A. as Trustee for Student Loan Funding                                ,
       ---------------------------------------------------------------------------------------
               (Corporate Name)

Located at     425 Walnut Street, ML 5125. P.O. Box 1118                                      ,
               -------------------------------------------------------------------------------
               (Street Address)

               Cincinnati, OH      45201-1118                                                 ,
               -------------------------------------------------------------------------------
               (City)                                            (State)            (Zip Code)
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hereinafter referred to as the "Lender," wishes to be able to secure guarantee of loans made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the Higher
Education Act of 1965, as amended, hereinafter referred to as the "Act;" and

WHEREAS, the Pennsylvania Higher Education Assistance Agency, hereinafter referred to as the "Agency," was created by the Act of August 7, 1963, P.L. 549 for the purpose of improving higher educational opportunities and to that end the Agency is empowered to guarantee loans; and

WHEREAS, the lender wishes to participate in the Agency's Guaranty Program.

NOW THEREFORE, it is mutually agreed that:

     1. Within such limits as may be set by it, the Agency shall guarantee the full amount of all loans made by the Lender, or for loans with a first disbursement on or after October 1, 1993, 98% of the full amount of all loans made by the Lender, which are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Agency with the exception of those pertaining to Pennsylvania Residency/Domicile, which Act, regulations, Rules and Regulations and policies as they may be from time to time amended are made part of this Agreement.

     2. The Agency shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin or any other basis prohibited by applicable law and the Lender will not discriminate in the making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

     3. On all loans guaranteed, the Agency agrees to obtain maximum reinsurance by means of an agreement with the Federal Government pursuant to the Act.

     4. The Lender authorizes the Agency to act as its representative with respect to retaining the school's statement of the student's enrollment and need. This document will be retained for the five-year period as required of the lender by federal regulations.

     5. The Lender shall maintain for all loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of Education and the Agency, under the Act, regulations, Rules and Regulations and policies identified above. For loans paid in full or otherwise discharged, the records shall be retained by the lender as required by the Act, regulations, Rules and Regulations, and policies identified above.

     6. The Agency agrees to purchase eligible loans made by the lender provided that such loans are in default (as defined by the Act, regulations, Rules and Regulations and policies identified above); the loan was made in accordance with the Act, regulations, Rules and Regulations and policies identified above; the Lender has otherwise exercised due diligence in the making, servicing, and collection of such loans; and, title to the loan note has been subrogated to the Agency by the Lender.

     7. Failure of the Lender to comply with the terms hereof with respect to an individual loan shall not invalidate the guarantee of the Agency to the Lender with respect to other loans held in compliance with the terms of this Agreement.


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     8.   Either party may terminate this agreement at any time upon 120 days'
          notice in writing to the other party by registered or certified mail. All rights, duties and obligations hereunder shall immediately cease upon termination, except the rights and obligations of the parties which existed as of the date of termination.

     9. The lender wishes to participate in the following programs: (Please check all applicable programs)

                    X    Federal Stafford Loan Programs (includes Subsidized and
                  -----  Unsubsidized)


                    X    Federal PLUS Loan Program (Parent Loan Program)
                  -----

                    X    Federal Consolidation Loan Program
                  -----



IN WITNESS WHEREOF, the Lender and the Agency have caused this Agreement to be duly executed and delivered this day of _______________, 19___.


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Star Bank, N.A. as Trustee for
Student Loan Funding                                             PENNSYLVANIA HIGHER EDUCATION
----------------------------------------------                   ASSISTANCE AGENCY
Lender Name

/s/ Brian J. Gardner                                             /s/ Michael H. Hershock
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Authorized Signature
                                                                      Michael H. Hershock
                                                                        President & CEO
Senior Trust Officer
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Title                                                            Title

829626, 830631, 831008, 831299, 831455,
831640  831692, 831785, 833361, 833207
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D.E. Lender Code Number


31-0841368
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Federal Tax Identification Number

Approved as to form and legality this 20th day of May, 1998.

                                                                 THE ATTACHED AGREEMENT HAS
                                                                 BEEN PRE-APPROVED BY  THE
/s/ Sheila Dow Ford                                              OFFICE OF THE ATTORNEY GENERAL.
----------------------------------------------                   DOC. NO.  _______________________
         PHEAA Legal Counsel                                     -----------------------------------------------
                                                                           Deputy Attorney General
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